Events after the reporting period	12 Months Ended
Sep. 30, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting period
18. Events after the reporting period

As described in note 2, On September 28, 2022, the Group entered into the Subscription Agreement with SIGNA Holding to issue €100.0 million aggregate principal amount of Initial Convertible Bonds to SIGNA Holding with a closing date on October 4, 2022, which was subsequently sold and transferred to our affiliate SIGNA European Invest Holding AG. The convertible bonds mature on October 4, 2028. Bondholders have the right to increase the principal amount of the Initial Convertible Bonds by an additional aggregate principal amount of up to €200.0 million as of closing of the convertible bond issuance and until and including September 30, 2023 in one or more tranches with minimum denominations of €1.0 million (Upsize option).

In addition, on February 6, 2023, the Group received the SIGNA Holding Equity Commitment Letter from SIGNA Holding. Such commitment provides the Company with the right to issue and sell (put right) Additional Convertible Bonds to our affiliate SIGNA Holding, at the same terms and conditions as the Initial Convertible Bonds, in one or more tranches until and including September 30, 2024 for an aggregate additional principal amount of €130.0 million of newly issued convertible bonds. Any subsequent exercise of the put right pursuant to the SIGNA Holding Equity Commitment Letter will reduce Euro for euro, the available amount under the ‘Upsize Option’ granted by SSU to SIGNA Holding in connection with the issuance of the ‘Initial Convertible Bonds‘. The SIGNA Holding Equity Commitment Letter was required to address our very precarious liquidity situation since the beginning of our fiscal year ending September 30, 2023 fiscal year and to provide the Company with a going-concern perspective until mid-February 2024. Simultaneously with signing the SIGNA Holding Equity Commitment Letter, we entered into an amendment agreement to the SIGNA Holding RCF I with SIGNA Holding on February 6, 2023 (the “SIGNA Holding RCF I Amendment”). The purpose of the SIGNA Holding RCF I Amendment is to provide us with a bridge financing in the amount of up to €50.0 million until the respective tranches under the Additional Convertible Bonds have been issued and settled. Any amounts drawn under the additional €50.0 million in funding available to us under the amended SIGNA Holding RCF I will be repaid by issuing Additional Convertible Bonds in accordance with the terms and conditions of the SIGNA Holding Equity Commitment Letter to SIGNA Holding.
On January 26, 2023, we received waivers from the lenders under the LBBW RCF waiving the requirement to comply with the net leverage covenant through the period ending June 2024 and the minimum EBITDA covenant for the testing period ending on September 30, 2023 and maintaining the available liquidity covenant at €30.0 million for each testing date after March 31, 2023.
SIGNA Retail Selection Group (Refer Note 13. Related party transactions) underwent a restructuring in December 2022. As a result of the restructuring, the Company is subject to potential forfeitures of tax assets from losses carried forward of up to €1.6 million.